EXHIBIT 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Commercial Credit Group Inc.

227 West Trade Street

Suite 1450

Charlotte, North Carolina 28202

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Commercial Credit Group, Inc. (the “Company”) and Wells Fargo Securities, LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of equipment contracts in conjunction with the proposed offering of CCG Receivables Trust 2017-1 (the “Transaction”).

The information provided to us, including the information set forth in the Initial Data File (as defined herein), is the responsibility of the Company. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On April 13, 2017, representatives of the Company provided us with an equipment contract listing with respect to 1,544 equipment contracts (the “Equipment Contract Listing”). At the Company’s instruction, we randomly selected 165 equipment contracts (the “Sample Contracts”) from the Equipment Contract Listing.

Further, on April 17, 2017, representatives of the Company provided us with a computer-generated equipment contract data file and related record layout containing data, as represented to us by the Company, as of the close of business March 31, 2017, with respect to each of the Sample Contracts (the “Sample Data File”). At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Contracts relating to the equipment contract characteristics (the “Characteristics”) set forth on the Sample Data File and indicated below.

Characteristics

1. Contract number (informational purposes only)	6. Payment amount

2. Customer name	7. Equipment type

3. Contract type (lease/loan)	8. Original loan proceeds

4. Residual value	9. Contract month of origination

5. Customer state

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. and 3. to the corresponding information set forth on or derived from the Lease Agreement or Promissory Note (collectively, the “Agreement”).

We compared Characteristic 4. to the corresponding information set forth on or derived from the “Purchase Option Addendum.”

We compared Characteristic 5. to the corresponding information set forth on or derived from the “Security Agreement.”

We compared Characteristic 6. to the corresponding information set forth on or derived from the “Amortization Schedule.”

Using the methodologies provided to us by representatives of the Company, we compared Characteristic 7. to the corresponding information set forth on or derived from the “Booking Worksheet.”

We compared Characteristics 8. and 9. to the corresponding information set forth on or derived from the Booking Worksheet.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 7., for those Sample Contracts comprised of multiple pieces of equipment (as determined from the Booking Worksheet), we observed that the equipment type set forth on the Sample Data File agrees to one of the equipment types listed on the Booking Worksheet.

The equipment contract documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Contract Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Contract Documents. In addition, we make no representations as to whether the Contract Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Sample Data File were found to be in agreement with the above mentioned Contract Documents, except as described in Appendix A. Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the equipment contracts underlying the Sample Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the equipment contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or, conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLC

May 4, 2017

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 4, 2017.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	One difference in customer state.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 4, 2017

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 4. for the following Sample Loans:

Exception Description Number	Sample Contract Number	Characteristic	Characteristic set forth on the Sample Data File	Characteristic set forth on or derived from the Security Agreement

1	2W10311602	Customer state	KY	SC

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.